                                                                   Exhibit 10(p)

           SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 4, 2000, by and among SCIENTIFIC-ATLANTA, INC. (the "Borrower"), each of the financial institutions party hereto as "Lenders", THE BANK OF NEW YORK and ABN AMRO BANK N.V., acting through its Atlanta Agency, as Co-Agents (the "Co-Agents"), and BANK OF AMERICA, N.A., successor to NationsBank, N.A., successor to NationsBank, N.A. (South), formerly known as NationsBank of Georgia, National Association, as Agent (the "Agent").

     WHEREAS, the Borrower, the financial institutions party thereto as "Lenders", the Co-Agents and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of May 7, 1999, as amended as of June 22, 1999 (as amended and in effect immediately prior to the date hereof, the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

     Section 1.  Specific Amendments to Credit Agreement. The parties hereto
                 ---------------------------------------
agree that the Credit Agreement is amended as follows:

     (a) The definition of the term "Facility B Termination Date" contained in
Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in its place:

        "Facility B Termination Date" means May 4, 2001, or such later date to
         ---------------------------
     which such date may be extended under Section 2.12.

     (b) Annex I to the Credit Agreement is deleted in its entirety and Annex I hereto is substituted in its place.

     Section 2.  Representations of Borrower.  The Borrower represents and
                 ---------------------------
warrants to the Agent and the Lenders that:

     (a) Authorization.  The Borrower has the right and power, and has taken all
         -------------
necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower, and this Amendment and the Credit Agreement as amended by this Amendment, are each a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their respective terms.

     (b) Compliance with Laws, Etc.  The execution and delivery by the Borrower
         -------------------------
of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement as amended by this Amendment, each in accordance with its terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party;
(iii) conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its properties may be bound, which conflict, breach or default would have a Material Adverse Effect; or (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party other than in favor of the Agent for the benefit of the Lenders.

     (c) No Default.  No Default or Event of Default has occurred and is
         ----------
continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

     Section 3. Reaffirmation of Representations by Borrower.  The Borrower
                --------------------------------------------
hereby repeats and reaffirms all representations and warranties made by the Borrower to the Agent and the Lenders in the Credit Agreement as amended by this Amendment and the other Loan Documents to which the Borrower is a party on and as of the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances specifically permitted under the Credit Agreement.

     Section 4.  Certain References.  Each reference to the Credit Agreement in
                 ------------------
any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     Section 5.  Benefits.  This Amendment shall be binding upon and shall inure
                 --------
to the benefit of the parties hereto and their respective successors and assigns.

     Section 6.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND
                 -------------
CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

     Section 7.  Expenses.  The Borrower shall reimburse the Agent upon demand
                 --------
for all costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

     Section 8.  Effect.  Except as expressly herein amended, the terms and
                 ------
conditions of the Credit Agreement shall remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

     Section 9.  Effectiveness of Amendment.  This Amendment shall not be
                 --------------------------
effective until its execution and delivery by all of the parties hereto whereupon it shall be deemed effective as of May 5, 2000.

     Section 11.  Counterparts.  This Amendment may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

     Section 12.  Definitions.  All capitalized terms not otherwise defined
                  -----------
herein are used herein with the respective definitions given them in the Credit Agreement.



                           [Signatures on Next Page]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

                                SCIENTIFIC-ATLANTA, INC.


                                By:   /s/ Wallace G. Haislip
                                    ----------------------------------
                                    Name:   Wallace G. Haislip
                                    Title:  Sr. Vice President-Finance,
                                            CFO & Treasurer


                                BANK OF AMERICA, N.A., individually and as Agent


                                By:    /s/ Pamela S. Kurtzman
                                    ----------------------------------
                                    Name:   Pamela S. Kurtzman
                                    Title:  Principal


                                THE BANK OF NEW YORK, individually and as
                                 Co-Agent


                                By:    /s/ Ronald R. Reedy
                                    ----------------------------------
                                    Name:   Ronald R. Reedy
                                    Title:  Vice President


                                ABN AMRO BANK N.V., acting through its Atlanta
                                 Agency, individually and as Co-Agent


                                By:    /s/ Jerold M. Sniderman
                                    ----------------------------------
                                    Name:   Jerold M. Sniderman
                                    Title:  Senior Vice President


                                By:    /s/ Steven L. Hipsman
                                    ----------------------------------
                                    Name:   Steven L. Hipsman
                                    Title:  Vice President


                      [Signatures Continued on Next Page]

  [Signature Page to Second Amendment to Amended and Restated Credit Agreement dated as of May 4, 2000 with Scientific-Atlanta, Inc.]


                                WACHOVIA BANK, N.A.


                                By:    /s/ J. Timothy Toler
                                    ----------------------------------
                                    Name:   J. Timothy Toler
                                    Title:  Senior Vice President


                                THE BANK OF TOKYO-MITSUBISHI LIMITED


                                By:    /s/ G. England
                                    ----------------------------------
                                    Name:   G. England
                                    Title:  VP & Manager


                                FIRST UNION NATIONAL BANK


                                By:    /s/ Robert Sevin
                                    ----------------------------------
                                    Name:   Robert Sevin
                                    Title:  Vice President

                                    ANNEX I
                                    -------

            LIST OF LENDERS, COMMITMENT AMOUNTS AND LENDING OFFICES
            -------------------------------------------------------


Bank of America, N.A.

Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

901 Main Street, 64/th/ Floor                 $42,500,000
Dallas, Texas 75202
                                              Initial Facility B Commitment Amount:
                                              ------------------------------------

                                              $45,000,000

Wiring Instructions:

To:  Bank of America, N.A.
     Attention: Corporate Credit Support
     ABA #111000012
     Reference:  Scientific-Atlanta, Inc.
     Account: 1292000883

The Bank of New York
Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

1 Wall Street                                 $27,500,000
New York, New York 10286
Attention:  Ronald Reedy                      Initial Facility B Commitment Amount:
Telecopier:  (212) 635-6434                   ------------------------------------
Telephone:  (212) 635-6724
                                              $27,500,000

Wiring Instructions:

To:  The Bank of New York
     1 Wall Street (22N)
     New York, New York 10286
     ABA #021000018
     Account No.: GLA 111-556
     Attention: Lorna O. Alleyne, AVP

ABN AMRO Bank N.V., acting through its
 Atlanta Agency

Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

Suite 1200, One Ravinia Drive                 $25,000,000
Atlanta, Georgia  30346
Attention:  Steven L. Hipsman                 Initial Facility B Commitment Amount:
Telecopier:  (770) 352-1267                   ------------------------------------
Telephone:  (770) 396-5092
                                              $27,000,000

Wiring Instructions:

To:  Federal Reserve Bank, NY, NY
     Favor of: ABN*AMRO Bank N.V.
     ABA #0260-09580
     Account:  650-001-1789-41
     Reference:  Scientific Atlanta

Wachovia Bank, N.A.
Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

191 Peachtree Street, 29th Floor              $17,500,000
Atlanta, Georgia 30303
Attention:  Karen H. McClain                  Initial Facility B Commitment Amount:
Telecopier:  (404) 332-5016                   ------------------------------------
Telephone:  (404) 332-6555
                                              $21,500,000

Wiring Instructions:

To:  Wachovia Bank, N.A.
     191 Peachtree Street
     Atlanta, Georgia  30303
     ABA #061-000-010
     Account:  18-171-498
     Attention (Interest & Fees on Loans): Adrienne Durham or Karen McClain
     Attention (Documentary Letter of Credit Fees): Marilyn Hare
     Attention:  (Standby Letter of Credit Fees):  Rhonda Sulier

The Bank of Tokyo-Mitsubishi Limited

Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

133 Peachtree Street, NE, #4970               $12,500,000
Atlanta, Georgia  30303-1808
Attention:  Gary England                      Initial Facility B Commitment Amount:
Telecopier:  (404) 577-1155                   ------------------------------------
Telephone:  (404) 222-4205
                                              $12,500,000

Wiring Instructions:

To:  Bank of Tokyo-Mitsubishi, Ltd. N.Y.
     Br.
     1251 Avenue of the Americas
     New York, New York 10020-1104
     ABA #0260-0963-2
     Account  97770191
     Attention: Loan Operations Dept.

First Union National Bank

Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

999 Peachtree Street GA9084                   $12,500,000
Atlanta, Georgia 30309
Attention:  Daniel Evans                      Initial Facility B Commitment Amount:
         Mail Code: GA9030                    ------------------------------------
Telecopier:  (404) 827-7199
Telephone:  (404) 225-4037                    $16,500,000


Wiring Instructions:

To:  First Union National Bank
     214 N. Hogan Street, 9th Floor
     Jacksonville, Florida
     ABA #063000021
     Account: 1459162008
     Attention: Commercial Loans

Australia and New Zealand Banking
 Group Limited

Lending Office (all Types of Loans):          Initial Facility A Commitment Amount:
--------------                                ------------------------------------

1177 Avenue of the Americas                   $12,500,000
New York, New York 10036
Attention:  Orlando Diaz                      Initial Facility B Commitment Amount:
Telecopier: (212) 801-9131                    ------------------------------------
Telephone:  (212) 801-9740
                                              $0

Wiring Instructions:

To:  HSBC Financial Institutions
     For:  Australia and New Zealand
     Banking Group Ltd.
     ABA #021-001-0888
     Account: 000107484
     Attention:  Ms. Tessie Amante